Exhibit (h)(ix) under Form N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K










                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                     BETWEEN

             EACH OF THE FEDERATED FUNDS LISTED ON EXHIBIT A HERETO
                                       AND


                       STATE STREET BANK AND TRUST COMPANY






















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                                        2

                                TABLE OF CONTENTS


                                                                            Page

1.    Definitions ...........................................................1

2.    Terms of Appointment and Duties........................................3

3.    Fees and Expenses.....................................................11

4.    Representations and Warranties of the Transfer Agent..................12

5.    Representations and Warranties of the Fund............................12

6.    Wire Transfer Operating Guidelines/Article 4A.........................13

7.    Data Access and Proprietary Information...............................14

8. Indemnification......................................................... 16

9.    Standard of Care/Limitation of Liability..............................17

10.   Fund Confidential Information.........................................18

11.   Covenants of the Fund and the Transfer Agent..........................19

12.   Termination of Agreement..............................................20

13.   Assignment and Third Party Beneficiaries..............................22

14. Subcontractors.......................................................... 22

15. Miscellaneous........................................................... 23

16.   Additional Funds......................................................24

17.   Limitation of Liabilities of Trustees and Shareholders of the Fund....24

EXHIBIT A         Federated Funds
EXHIBIT B         Uncertificated Securities Account Control Agreement

SCHEDULE A        Federated Funds
SCHEDULE 2.1      Service Level Standards
SCHEDULE 2.2(f)   AML Delegation
SCHEDULE 2.2(g)   Checkwriting Services Support
SCHEDULE 2.2(h)   Debit Card Services/ACH Transactions Support
SCHEDULE 2.4      Functional Matrix
SCHEDULE 3.1      Fees
SCHEDULE 3.2      Out-Of-Pocket Expenses

                                        1
                      TRANSFER AGENCY AND SERVICE AGREEMENT

      AGREEMENT made as of the 1st day of July, 2004 (the "Agreement"), by and between each entity that has executed this agreement, as listed on the signature pages hereto, each company having its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, collectively, (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, MA 02110 (the "Transfer Agent"). This Agreement shall be considered a separate agreement between the Transfer Agent and each Fund and references to "the Fund" shall refer to each Fund separately. No Fund shall be liable for the obligations of, nor entitled to the benefits of, any other Fund under this agreement.

      WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

      WHEREAS, the Fund offers shares in various series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series and all classes thereof, together with all other series and all classes thereof subsequently established by the Fund and made subject to this Agreement in accordance with Section 16, being herein referred to as a "Portfolio", and collectively as the "Portfolios"); and

      WHEREAS, the Fund, on behalf of the Portfolios, desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.    Definitions

      "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

      "Agreement" shall have the meaning ascribed thereto in the preamble to this Agreement.

      "AML" shall have the meaning ascribed thereto in Section 2.2(f) hereof.

      "AML Program" shall have the meaning ascribed thereto in Section 2.2(f) hereof.

      "Annual Report" shall have the meaning ascribed thereto in Section 2.5 hereof.

      "Applicable Law" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Bank" shall mean State Street Bank and Trust Company, acting in its capacity as a bank only for purposes of Section 6.8 hereof.

      "Board" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Boston Financial" shall have the meaning ascribed thereto in Section 14.1 hereof.

      "Chief Compliance Officer" shall have the meaning ascribed thereto in
      Section 2.5 hereof.

      "Custodian" shall have the meaning ascribed thereto in Section 2.1(A)(1) hereof.

      "Data Access Services" shall have the meaning ascribed thereto in Section
      7.1 hereof.

      "Deconversion" shall have the meaning ascribed thereto in Section 12.2 hereof.

      "Delegated Duties" shall have the meaning ascribed thereto in Schedule 2.2(f) hereto.

      "Disclosure Documents" shall have the meaning ascribed thereto in Section 2.1(E)(4) hereof.

      "Distribution Payment Date" shall have the meaning ascribed thereto in
      Section 2.1(C)(1) hereof.

      "Fee Schedule" shall have the meaning ascribed thereto in Section 3.1 hereof.

      "Functional Matrix" shall have the meaning ascribed thereto in Section 2.4 hereof.

      "Fund" and "Funds" shall have the meanings ascribed thereto in the preamble to this Agreement.

      "Fund Confidential Information" shall have the meaning ascribed thereto in
      Section 10.1 hereof.

      "Fund/SERV" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

      "Good Purchase Orders" shall have the meaning ascribed thereto in Section 2.1(A)(1) hereof.

      "Good Redemption Orders" shall have the meaning ascribed thereto in
      Section 2.1(B)(1) hereof.

      "Good Transfer/Exchange Orders" shall have the meaning ascribed thereto in
      Section 2.1(B)(3) hereof.

      "Initial Term" shall have the meaning ascribed thereto in Section 12.1 hereof.

      "IRAs" shall have the meaning ascribed thereto in Section 2.3 hereof.

      "NAV" shall mean the net asset value per share of a Fund.

      "Networking" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

      "Next Calculated NAV" shall mean the NAV next calculated by each Fund's fund accountant after receipt by Transfer Agent (or any agent of the Transfer Agent or Funds identified in the registration statement of such Fund or in Proper Instructions (each, a "22c-1 Agent")) of a (i) Good Purchase Order or (ii) Good Redemption Order, as applicable.

      "NSCC" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

      "OFAC" shall have the meaning ascribed thereto in Schedule 2.2(f) hereto.

      "Oral Instruction" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Policies" shall have meaning ascribed thereto in Section 2.5 hereof.

      "Portfolio" shall have the meaning ascribed thereto in the preamble to this Agreement.

      "Prior Transfer Agent" shall have the meaning ascribed thereto in Section
      2.4 hereof.

      "Processing Guidelines" shall have the meaning ascribed thereto in Section 2.1(A)(1) hereof

      "Proper Instructions" shall have the meaning ascribed thereto in Section
      2.1 hereof.

      "Prospectus" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Recordkeeping Agreement" shall have the meaning ascribed thereto in
      Section 2.1(F)(4) hereof.

      "Renewal Term" shall have the meaning ascribed thereto in Section 12.1 hereof.

      "Retirement Accounts" shall have the meaning ascribed thereto in Section
      2.3 hereof.

      "SAR" shall have the meaning ascribed thereto in Schedule 2.2(f) hereto.

      "Security Procedure" shall have the meaning ascribed thereto in Section
      6.1 hereof.

      "Service Level Standards" shall have the meaning ascribed thereto in
      Section 2.1 hereof.

      "Shares" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Shareholders" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Super Sheet" shall have the meaning ascribed thereto in Section 2.2(b) hereof.

      "TA 2000 System" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

      "Term" shall have the meaning ascribed thereto in Section 12.1 hereof.

      "TIN" shall have the meaning ascribed thereto in Schedule 2.2(f) hereto.

      "Transfer Agent" shall have the meaning ascribed thereto in the preamble to this Agreement.

      "Transfer Agent Proprietary Information" shall have the meaning ascribed thereto in Section 7.1 hereof.

      "USA PATRIOT Act" shall have the meaning ascribed thereto in Schedule 2.2(f) hereto.

2.    Terms of Appointment and Duties

  2.1 Transfer Agency Services. Subject to the terms and conditions set forth in this Agreement, the Fund, on behalf of its respective Portfolios, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as, its transfer agent for the Fund's authorized and issued shares of its common stock or beneficial interest, as applicable ("Shares"), dividend disbursing agent and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Portfolios of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information of the Fund, on behalf of the Portfolio, as the same may be modified or amended from time to time and provided by the Fund to the Transfer Agent ("Prospectus"), including without limitation any periodic investment plan or periodic withdrawal program and in connection therewith, to perform the following services in accordance with (i) Proper Instructions, (ii) federal and state laws, rules and regulations applicable to the performance of the services enumerated in Sections 2.1 through 2.6 and Sections 6.1 through 6.9 hereof (together with any incorporated Schedules and/or Exhibits) and/or to which Transfer Agent is subject ("Applicable Law"), (iii) the terms of the Prospectus of each Fund or Portfolio, as applicable, and (iv) the service level standards set forth in Schedule 2.1 attached hereto (the "Service Level Standards"). When used in this Agreement, the term "Proper Instructions" shall mean a writing signed or initialed by one or more persons as shall have been authorized from time to time by the board of directors/trustees of each Fund (the "Board") and with respect to which a written confirmation of such authorization shall have been filed with the Transfer Agent by the Fund. Each such writing shall set forth the specific transaction or type of transaction involved. Oral instructions ("Oral Instructions") will be deemed to be Proper Instructions if (a) they otherwise comply with the definition thereof and (b) the Transfer Agent reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall promptly confirm all Oral Instructions or cause such Oral Instructions given by a third party who is authorized to give such Oral Instructions, to be promptly confirmed in writing. Proper Instructions may include communications effected through electro-mechanical or electronic devices. Proper Instructions, oral or written, may only be amended or changed in writing, including without limitation through electro-mechanical or electronic device.

           A.  Purchases

               (1)The Transfer Agent shall receive orders and payment for the purchase of Shares and, with respect to orders and payment which are in good order ("Good Purchase Orders") according to the then current processing guidelines of the Transfer Agent, as the same may be changed from time to time upon provision of a revised version thereof to the administrator of the Fund (the "Processing Guidelines"), promptly deliver the payments received therefor to the custodian of the relevant Fund (the "Custodian"), for credit to the account of such Fund. The Transfer Agent shall notify each Custodian, on a daily basis, of the total amount of Good Purchase Orders received. Orders which are not Good Purchase Orders will be promptly rejected by the Transfer Agent, absent Proper Instructions to the contrary, and the Shareholder or would-be Shareholder, as applicable, will be promptly notified of such action.

               (2)Subject to the deduction of any front-end sales charge, where applicable, as the Transfer Agent is instructed in accordance with the provisions of subsection 2.1(A)(3) hereof, but based upon the Next Calculated NAV, the Transfer Agent shall compute and issue the appropriate number of Shares of each Fund and/or Class and credit such Shares to the appropriate Shareholder accounts.

               (3)The Transfer Agent shall deduct, and remit to the appropriate party according to Proper Instructions, all applicable sales charges according to (i) the Prospectus of the Fund, (ii) the relevant information contained in any Good Purchase Orders, and
              (iii) Proper Instructions, as applicable.

          B.  Redemptions, Transfers and Exchanges

              (1) The Transfer Agent shall receive redemption requests and, with respect to requests which are in good order according to the Processing Guidelines ("Good Redemption Orders"), promptly deliver the appropriate instructions therefor to the Custodian. The Transfer Agent shall notify each Custodian, on a daily basis, of the total amount of Good Redemption Orders received and/or estimated, as the case may be. Redemption orders which are not in good order, will be promptly rejected by the Transfer Agent, absent Proper Instructions to the contrary, and the Shareholder will be promptly notified of such action.

              (2) Upon receipt of redemption proceeds from the Custodian with respect to any Good Redemption Order, in an amount equal to the product of the number of Shares to be redeemed times the Next Calculated NAV, the Transfer Agent shall pay or cause to be paid such redemption proceeds in the manner instructed by the redeeming Shareholders.

              (3) The Transfer Agent shall effect transfers and/or exchanges of Shares from time to time as instructed by the registered owners thereof, to the extent that such transfer and/or exchange instructions are in good order according to the Processing Guidelines ("Good Transfer/Exchange Orders"). All exchanges shall be processed as a redemption from the Fund in which the Shareholder is currently invested and a purchase of Shares in the Fund into which the Shareholder wishes to exchange. All instructions for transfer and/or exchange of Shares which are not Good Transfer/Exchange Orders shall be promptly rejected by the Transfer Agent, absent Proper Instructions to the contrary, and the Shareholder will be promptly notified of such action.

               (4)The Transfer Agent shall deduct from all redemption proceeds, and remit to the appropriate party according to Proper Instructions, any applicable redemption fees, contingent deferred sales charges, and other appropriate fees according to (i) the Prospectus of the Fund, (ii) the relevant information contained in any Good Redemption Orders, and (iii) Proper Instructions, as applicable.

           C. Distributions

              (1) Upon receipt by the Transfer Agent of Proper Instructions as to any distributions declared in respect of Shares, the Transfer Agent shall act as Dividend Disbursing Agent for the Funds and shall either credit the amount of any such distribution to Shareholders of record on the record date for such distribution, or pay such distribution in cash to such Shareholders on the payable date, pursuant to instructions from such Shareholders and in accordance with the provisions of the Fund's governing document and its Prospectus. Such credits or payments, as the case may be, shall be made by the Transfer Agent on the date established for same in the Proper Instructions (the "Distribution Payment Date"). As the Dividend Disbursing Agent, the Transfer Agent shall, on or before the Distribution Payment Date, notify the Custodian of the estimated amount required to pay any portion of said distribution which is payable in cash and instruct the Custodian to make sufficient funds available to pay such amounts. The Transfer Agent shall reconcile instructions given to the Custodian against amounts received from the Custodian, on a daily basis. If a Shareholder has not elected to receive any such distribution in cash, the Transfer Agent shall credit the Shareholder's account with a number of Shares equal to the product of the aggregate dollar amount of such distribution divided by the Next Calculated NAV for Shares, determined as of the date set forth in the Proper Instructions; and

              (2) The Transfer Agent shall maintain records of account for each Fund and Portfolio, and the classes thereof, and advise each Fund, each Portfolio, and the classes thereof, and their respective Shareholders as to the foregoing.

          D.  Recordkeeping

              (1) The Transfer Agent shall record the issuance of Shares of each Fund, and/or Class, and maintain a record of the total number of Shares of the Fund and/or Class which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Transfer Agent shall also provide the Fund on a regular basis or upon reasonable request with the total number of Shares which are authorized and issued and outstanding, but shall have no obligation when recording the issuance of Shares, except as otherwise set forth herein, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Funds.

              (2) The Transfer Agent shall establish and maintain records relating to the services to be performed hereunder in the form and manner as agreed to by the Funds including but not limited to, for each Shareholder's account, the following:

                   (a) Relevant, required account ownership, including name, address, date of birth and social security/tax identification number (and whether such number has been certified);

                   (b) Number of Shares owned of record;

                   (c) Historical information regarding the account, including dividends paid and time, date and price for all transactions;

                   (d) Any stop or restraining order placed against the account;

                   (e) Information with respect to withholding in the case of a foreign account or an account for which backup or other withholding is required by the Internal Revenue Code;

                   (f) Any dividend reinvestment instructions, systematic investment or withdrawal plan applications and instructions, cash dividend payment address and any and all correspondence relating to the current registration or other effective instructions with respect to such account;

                   (g) Any information required in order for the Transfer Agent to perform the calculations contemplated or required by this Agreement; and

                   (h) Any such other records as are required to be maintained under Applicable Law with respect to the services to be provided by the Transfer Agent hereunder.

              (3) The Transfer Agent shall preserve any such records that are required to be maintained for the periods for which they are required by Applicable Law to be maintained. The Transfer Agent acknowledges that any and all such records are the property of the Fund, and the Transfer Agent shall forthwith upon Proper Instructions, turn over to the Fund or to the person designated in the Proper Instructions, and cease to retain in the Transfer Agent's files, records and documents created and maintained by the Transfer Agent pursuant to this Agreement, which are no longer needed by the Transfer Agent in performance of its services or for its protection. If not so required to be turned over, such records and documents will be retained by the Transfer Agent for six years from the year of creation, during the first two of which such documents will be in readily accessible form and in a readily accessible location. At the end of the six-year period, such records and documents will either be turned over to the Fund or, absent contrary Proper Instructions, destroyed in accordance with the then current record-retention policy of the Transfer Agent.

          E.  Confirmations and Reports

               (1)The Transfer Agent shall furnish the following information to the Fund, or other party at the direction of the Fund pursuant to Proper Instructions, upon request:

                  (a) A copy of the transaction register;

                  (b) Dividend and reinvestment blotters;

                     (c)Shareholder lists and statistical information;

(d) Information as to payments to third parties relating to distribution agreements, allocations of sales loads, redemption fees, or other transaction- or sales-related payments;

(e) The total number of Shares issued and outstanding in each state for "blue sky" purposes as determined according to Proper Instructions delivered from time to time by the Fund to the Transfer Agent; and

                  (f) Such other information as may be agreed upon from time to time.

               (2) The Transfer Agent shall prepare and timely file with the United States Internal Revenue Service, and appropriate state agencies, all required information reports as to dividends and distributions paid to Shareholders. The Transfer Agent shall prepare and timely mail to Shareholders, to the extent required, all information and/or notices with respect to dividends and distributions paid to such Shareholder, the sale price of any Shares sold and such other information as shall be necessary for the Shareholders to determine the amount of any taxable gain or loss in respect of the sale of Shares.

               (3) The Transfer Agent shall prepare and mail confirmation statements and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts.

               (4) The Transfer Agent shall provide to all Shareholders, such prospectuses, semi-annual reports, annual reports, proxy statements and, only as requested, statements of additional information ("Disclosure Documents") as are provided to Transfer Agent by the Funds, at the times and in the form directed by the Funds from time to time. The Funds shall provide the Transfer Agent with such quantities of the Disclosure Documents as the Transfer Agent shall reasonably request for purposes of permitting the Transfer Agent to fulfill this obligation.

         F.    Other Rights and Duties

              (1) To the extent required under the Functional Matrix, the Transfer Agent shall answer correspondence from Shareholders relating to their Share accounts and such other correspondence as may from time to time be addressed to the Transfer Agent or forwarded to the Transfer Agent for response by the administrator or other service provider for the Fund.

              (2) The Transfer Agent shall engage a subcontractor to (a) prepare Shareholder meeting lists, mail proxy cards and other material supplied to it by the Fund in connection with shareholder meetings of each Fund; and (b) receive, examine and tabulate returned proxies, and certify the vote of the Shareholders.

              (3) The Transfer Agent shall establish and maintain facilities and procedures for (a) the safekeeping of check forms and facsimile signature imprinting devices, if any; and (b) the preparation or use, and for keeping account of, such certificates, forms and devices.

               (4)The Transfer Agent shall: (a) operationally support
              transactions with the registered owners of omnibus accounts with whom the Funds have an agreement for the provision of services necessary for the recordkeeping or sub-accounting of share positions held in underlying sub-accounts (each, a "Recordkeeping Agreement"), by agreeing to perform, pursuant to Proper Instructions, those obligations of the Funds under such Recordkeeping Agreements as are set forth in the written agreement between the Fund and the Recordkeeping Agent and (b) enter into account control agreements, for, on behalf of, and in the name of, the Funds for the purpose of perfecting the security interest of a lender in Shares pledged as collateral by a Shareholder under and pursuant to an Uncertificated Securities Account Control Agreement in the form attached hereto as Exhibit B, and to perform the obligations of the Issuer (as defined therein) thereunder in accordance with the terms thereof. It is expressly acknowledged and agreed, however, that to the extent that any Recordkeeping Agreement contains terms or conditions that are not contained in, or are materially different from, the terms and conditions set forth in the form of Recordkeeeping Agreement reviewed by the Transfer Agent as of the date hereof, the Funds shall afford Transfer Agent a reasonable opportunity, not to exceed one week, within which to review such modified Recordkeeping Agreement and indicate any required changes.

               (5)The Transfer Agent shall identify and process abandoned accounts and uncashed checks for state escheat requirements on an annual basis and report such actions to the Fund.

  2.2 Additional Services. In addition to, and neither in lieu nor in contravention of, the services set forth in Section 2.1, the Transfer Agent shall perform the following services:

      (a) Other Customary Services. Perform the customary services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program);

      (b) Control Book (also known as "Super Sheet"). Maintain a daily record and produce a daily report for the Fund of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Fund for each business day to the Fund no later than 9:00 AM Eastern Time, or such earlier time as the Fund may reasonably require, on the next business day;

      (c) National Securities Clearing Corporation (the "NSCC"). In accordance with the rules and procedures of the NSCC in effect from time to time during the Term, (i) accept and effectuate (A) the registration and maintenance of accounts through the NSCC's services known as networking ("Networking") and (B) the purchase, redemption, transfer and exchange of shares in such accounts through the NSCC's services known as Fund/SERV ("Fund/SERV"), (ii) accept and process instructions transmitted to, and received by, the Transfer Agent by transmission from the NSCC on behalf of broker dealers and banks which have been established by, or in accordance with Proper Instructions, and instructions of persons designated on the appropriate dealer file maintained by the Transfer Agent as authorized by the Fund to give such instructions, (iii) issue instructions to Fund's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iv) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and
      (v) maintain Shareholder accounts on TA2000 System through Networking;

      (d) New Procedures. New procedures as to who shall provide certain of these services in Section 2 may be established through an amendment to this Agreement from time to time, such that the Transfer Agent may at times perform some of these services and the Fund or its agent may perform other of these services;

      (e) Telephone Support Services. To the extent contemplated in the Functional Matrix, provide telephone support services and, to the extent agreed upon by the Transfer Agent and the Fund, provide additional telephone support services under this Agreement; and

      (f) Anti-Money Laundering ("AML") Delegation. Perform certain of the Fund's obligations under the USA PATRIOT Act, including the obligation to perform all duties under the Fund's duly-adopted Anti-Money Laundering Program (the "AML Program"), on the terms stated in Schedule 2.2(f) attached hereto, as the same may be amended from time to time by mutual written agreement of the parties.

      (g) Checkwriting Services Support. Perform the services set forth on
      Schedule 2.2(g) hereto, as the same may be amended by mutual agreement of the parties hereto from time to time, in connection with the checkwriting privileges, if any, extended by the Fund.

      (h) Debit Card Services Support. Perform the services set forth on
      Schedule 2.2(h) hereto, as the same may be amended by mutual agreement of the parties hereto from time to time, in connection with the debit card privileges, if any, extended by the Fund:

2.3 Retirement Accounts. With respect to certain retirement plans or accounts (such as individual retirement accounts ("IRAs"), SIMPLE IRAs, SEP IRAs, Roth IRAs, Education IRAs, and 403(b) Plans (such accounts, "Retirement Accounts"), the Transfer Agent, at the request and expense of the Fund, shall arrange for the provision of appropriate prototype plans as well as provide or arrange for the provision of various services to such plans and/or accounts, which services may include custodial services to be provided by State Street Bank and Trust Company, in its capacity as a bank, account set-up maintenance, and disbursements as well as such other services as the parties hereto shall mutually agree upon.

2.4 Specific Duties and Allocation Thereof. The Transfer Agent and Federated Services Company, the prior transfer agent for the Fund (the "Prior Transfer Agent") have reviewed the functions performed for the Fund by the Prior Transfer Agent and have set forth on Schedule 2.4 (as amended from time to time, the "Functional Matrix") all of such functions which after the date hereof the Transfer Agent shall perform for the Fund for the fees set forth on Schedule 3.1. Whether or not specifically enumerated herein, the Transfer Agent shall, for the fees set forth in the Fee Schedule, perform all of the functions specified in the Functional Matrix. In the event of any conflict between the description of said function contained in this Section 2 and the Functional Matrix, the Functional Matrix shall control.

 2.5 Periodic Review of Compliance Policies and Procedures. During the Term, Transfer Agent shall periodically assess its compliance policies and procedures (the "Policies"). Transfer Agent shall provide, (i) no less frequently than annually, a copy of its Policies to the chief compliance officer of the Fund (the "Chief Compliance Officer"), and/or any individual designated by the Fund or such Chief Compliance Officer, including but not limited to members of the internal compliance and audit departments of Federated Investors, Inc., (ii) at such reasonable times as he or she shall request, access by such Chief Compliance Officer to such individuals as may be necessary for the Chief Compliance Officer to conduct an annual review of the operation of such Policies for purposes of making his or her annual report to the Board of the Fund (the "Annual Report"), (iii) promptly upon enactment, notification of, and a copy of, any material change in such Policies, and (iv) promptly upon request, such other information as may be reasonably requested by such Chief Compliance Officer for purposes of making such Annual Report.

2.6 Cooperation with Respect to Examinations and Audits. Transfer Agent shall provide assistance to and cooperate with the Fund with respect to any federal or state government-directed examinations and with the Fund's internal or external auditors in connection with any Fund-directed audits. For purposes of such examinations and audits, at the request of the Fund, the Transfer Agent will use all reasonable efforts to make available, during normal business hours of the Transfer Agent's facilities, all records and Policies solely as they directly pertain to the Transfer Agent's activities under or pursuant to this Agreement. Such audits and examinations shall be conducted at the Fund's expense and in a manner that will not interfere with the Transfer Agent's normal and customary conduct of its business activities. To the extent practicable, the Fund shall make every effort to (i) coordinate Fund-directed audits so as to minimize the inconvenience to the Transfer Agent and (ii) conduct Fund-directed audits of the Transfer Agent simultaneously. With respect to Fund-directed audits, the Transfer Agent shall provide such assistance in accordance with reasonable procedures and at reasonable frequencies, and the Fund shall provide reasonable advance notice of not less than forty-eight (48) hours to the Transfer Agent of such audits, and to the extent possible, of such examinations. The Transfer Agent may require any persons seeking access to its facilities to provide reasonable evidence of their authority. With respect to Fund-directed audits, the Transfer Agent may require such persons to execute a confidentiality agreement before granting access. On an annual basis, the Transfer Agent will provide the Fund with copies of its SAS 70 report.

3.    Fees and Expenses

3.1 Fee Schedule. For the performance by the Transfer Agent of its obligations pursuant to this Agreement, the Fund agrees to pay the Transfer Agent an annual maintenance fee for each Shareholder account as set forth in the attached fee schedule ("Schedule 3.1")(the "Fee Schedule"). Such fees and out-of-pocket expenses and advances identified under Section 3.2 below may be changed from time to time subject to mutual written agreement between the Fund and the Transfer Agent.

3.2 Out-of-Pocket Expenses. In addition to the fee paid under Section 3.1 above, the Fund agrees to reimburse the Transfer Agent for the out-of-pocket expenses listed on Schedule 3.2 hereof ("Schedule 3.2"). Such out-of-pocket expenses, and the accrual, calculation and conformity of same to Schedule 3.2 shall be subject to audit from time to time by the treasurer of the Fund. In addition, any other expenses incurred by the Transfer Agent at the request or with the prior consent of the Fund will be reimbursed by the Fund.

3.3 Postage. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be forwarded to the Transfer Agent by the Fund on the date of the scheduled mailing of such materials

3.4 Invoices. The Fund agrees to pay all fees and reimbursable expenses within thirty (30) days following the receipt of the respective billing notice, except for that portion of any fees or expenses which are subject to good faith dispute. In the event of such a dispute, the Fund may only withhold that portion of the fee or expense subject to the good faith dispute. The Fund shall notify the Transfer Agent in writing within twenty-one (21) calendar days following the receipt of each billing notice if the Fund is disputing any amounts in good faith. The Fund shall pay such disputed amounts within fifteen (15) days of the day on which the parties agree on the amount to be paid. If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

3.5 Cost of Living Adjustment. During the first three (3) years of the Initial Term, the fees hereunder shall not be changed absent a written agreement of the parties. Following the third anniversary of the date hereof, and during any Renewal Term hereof unless the parties shall otherwise agree pursuant to Section 12.1 hereof, provided that the service mix and volumes remain consistent with the service mix and volumes during the Initial Term, the total fee for all services shall equal the fee that would be charged for the same services based on a fee rate (as reflected in a Fee Schedule) increased by the percentage increase for the twelve-month period of such previous calendar year of the CPI-W (defined below) or, in the event that publication of such index is terminated, any successor or substitute index. As used herein, "CPI-W" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers (Area:
      Boston-Brockton-Nashua, MA-NH-ME-CT; Base Period: 1982-84=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

3.6 Late Payments. If any undisputed amount in an invoice of the Transfer Agent (for fees or reimbursable expenses) is not paid when due, the Fund shall pay the Transfer Agent interest thereon (from the due date to the date of payment) at a per annum rate equal to one percent (1.0%) plus the Prime Rate (that is, the base rate on corporate loans posted by large domestic banks) published by The Wall Street Journal (or, in the event such rate is not so published, a reasonably equivalent published rate selected by the Transfer Agent) on the first day of publication during the month when such amount was due. Notwithstanding any other provision hereof, such interest rate shall be no greater than permitted under applicable provisions of Massachusetts law.

4.    Representations and Warranties of the Transfer Agent

The Transfer Agent represents and warrants to the Fund that:

  4.1 It is a corporation duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

  4.2 It is duly qualified to carry on its business in The Commonwealth of Massachusetts.

  4.3 It is empowered under applicable laws and by its Articles of Organization and By-Laws to enter into and perform this Agreement.

4.4 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

  4.5 It is in compliance with federal securities law requirements in all material respects with respect to its business, including but not limited to Applicable Law, and is in good standing as a registered transfer agent.

  4.6 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5.    Representations and Warranties of the Fund

Each Fund represents and warrants to the Transfer Agent that:

5.1 It is an entity duly organized and existing and in good standing under the laws of the applicable State in which it was organized.

5.2 It is empowered under applicable laws and by organizational documents to enter into and perform this Agreement.

5.3 All corporate proceedings required by its organizational documents have been taken to authorize it to enter into and perform this Agreement.

5.4 It is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

5.5 It is in compliance with federal securities law requirements in all material respects with respect to its business.

5.6 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

6. Wire Transfer Operating Guidelines/Article 4A of the Uniform Commercial Code

6.1 Obligation of Sender. The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a Good Redemption Order in compliance with the selected security procedure (the "Security Procedure") chosen by the Fund for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute such payment orders in compliance with the Security Procedure and with the Proper Instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after the customary deadline will be deemed to have been received the next business day.

6.2 Security Procedure. The Fund acknowledges that the Security Procedure it has designated on the Fund Selection Form was selected by the Fund from security procedures offered by the Transfer Agent. The Fund shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Fund must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Fund's authorized personnel. The Transfer Agent shall verify the authenticity of all Proper Instructions according to the Security Procedure.

6.3 Account Numbers. The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

6.4 Rejection. The Transfer Agent reserves the right to (a) decline to process or delay the processing of a payment order which is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; or (b)(i) require Proper Instructions with respect to any payment order or, (ii) failing the provision of such Proper Instructions, decline to process or delay the processing of a payment order, if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized; (c) decline to process or delay the processing of a payment order if initiating such payment order would, due to restrictions imposed by the Federal Reserve Board, cause the Transfer Agent, in the Transfer Agent's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or (d) decline to process or delay the processing of a payment order if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

6.5 Cancellation or Amendment. The Transfer Agent shall use reasonable efforts to act on all Proper Instructions to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

6.6 Errors. The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

6.7 Interest. The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within thirty (30) days of notification by the Transfer Agent of the acceptance of such payment order.

6.8 ACH Credit Entries/ Provisional Payments. When the Fund initiates or receives Automated Clearing House credit and debit entries pursuant to the rules of the National Automated Clearing House Association and the New England Clearing House Association, the Bank will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given by the Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the Federal Reserve Bank. If the Transfer Agent does not receive such final settlement, the Fund agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

6.9 Confirmation. Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided to the Fund within twenty four (24) hours and may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. Fund must report any objections to the execution of an order within thirty (30) days.

7. Data Access and Proprietary Information

  7.1 The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by the Transfer Agent as part of the Fund's ability to access certain Fund Confidential Information (defined in Section 10 below) maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information of substantial value to the Transfer Agent or other third party (collectively, "Transfer Agent Proprietary Information"). In no event shall Transfer Agent Proprietary Information be deemed Fund Confidential Information. The Fund agrees to treat all Transfer Agent Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Transfer Agent Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents to:

      (a) Use such programs and databases (i) solely on the Fund's computers or on computers of Federated Services Company or its Affiliates, or (ii) solely from equipment at the location agreed to between the Fund and the Transfer Agent and (iii) solely in accordance with the Transfer Agent's applicable user documentation;

      (b) Refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Fund's computer(s)), the Transfer Agent Proprietary Information;

      (c) Refrain from obtaining unauthorized access to any portion of the Transfer Agent Proprietary Information, and if such access is inadvertently obtained, to inform Transfer Agent in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

      (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the Fund's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

      (e) Allow the Fund to have access only to those authorized transactions as agreed to between the Fund and the Transfer Agent; and

      (f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in the Transfer Agent Proprietary Information at common law, under federal copyright law and under other federal or state law.

  7.2 Transfer Agent Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) is or subsequently becomes publicly available without breach by the Fund, its employees, agents or subcontractors of any obligation owed to the Transfer Agent under this Agreement; (ii) is released for general disclosure by a written release by the Transfer Agent; (iii) is Fund Confidential Information, (iv) becomes known to the Fund from a source other than the Transfer Agent other than by the breach of an obligation of confidentiality owed to the Transfer Agent by such third party; or (v) is independently developed by the Fund without reference to information provided by the Transfer Agent. With respect to exceptions (iv) and (v), the burden shall be on the Fund to demonstrate, through appropriate documentation, the applicability of such exception.

7.3 The Fund acknowledges that its obligation to protect the Transfer Agent Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such information in breach of this Agreement may cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Transfer Agent Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

7.4 The Fund shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 7. The obligations of this Section shall survive any earlier termination of this Agreement.

  7.5 If the Fund notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, the Transfer Agent shall use its best efforts in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof; provided, however, that the Fund shall be entitled to insist that the Transfer Agent, and the Transfer Agent for the benefit of the Funds shall, enforce any and all rights under applicable contracts for the Data Access Services. SUBJECT TO THE FOREGOING OBLIGATIONS OF THE TRANSFER AGENT, DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. EXCEPT AS OTHERWISE PROVIDED HEREIN TO THE CONTRARY, THE TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

  7.6 If the transactions available to the Fund include the ability to originate Proper Instructions through electronic instructions to the Transfer Agent in order to: (i) effect the transfer or movement of cash or Shares; or
      (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such Proper Instructions without undertaking any further inquiry as long as such Proper Instruction is undertaken in conformity with Security Procedures.

  7.7 Section 7.1 shall not restrict any disclosure required to be made by Applicable Law, except that (i) in case of any requests or demands for the inspection of Transfer Agent Proprietary Information that arise from persons other than authorized officers of the Transfer Agent, the Fund will promptly notify the Transfer Agent and secure instructions from an authorized officer of the Transfer Agent as to such inspection and (ii) the Fund shall promptly notify an authorized officer of the Transfer Agent in writing of any and all legal actions received by or served on the Fund with respect to the Transfer Agent, and shall use its best efforts to promptly notify the Transfer Agent of all contacts and/or correspondence received by the Fund from any regulatory department or agency or other governmental authority purporting to regulate the Transfer Agent and not the Fund, regarding the Fund's duties and activities performed in connection with this Agreement, and will cooperate with the Transfer Agent in responding to such legal actions, contacts and/or correspondence. Notwithstanding the restrictions on Transfer Agent Proprietary Information described herein, when required by law, court order or regulatory authority, the Fund will disclose such Transfer Agent Proprietary Information as it deems reasonable and appropriate when required to do so by law, court order or regulatory authority. The Fund and the Transfer Agent will agree on reasonable procedures regarding such required disclosure and the Fund will make every reasonable effort to notify the Transfer Agent of requests for such information by the Securities and Exchange Commission or any other federal or State securities regulatory agencies prior to the release of such records.

8.    Indemnification

  8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify, defend and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

      (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any lawsuit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

      (b) The Fund's lack of good faith, negligence or willful misconduct;

      (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any written instructions or opinions of the Fund's legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent by the Fund after consultation by the Fund with such legal counsel and which expressly allow the Transfer Agent to rely up such instructions or opinions; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

      (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

      (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

      (f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

  8.2 The Transfer Agent shall, subject to the provisions of Section 9 below, indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any claim that any aspect of the services or systems provided under, and used within the scope of, this Agreement infringes any U.S. patent, copyright, trade secret or other intellectual property rights. With respect to any such claims, the Transfer Agent may, in its sole discretion, either (i) procure for the Fund a right to continue to use such service or system, (ii) replace or modify the service or system so as to be non-infringing without materially affecting the functions of the service or system, or (iii) if, in the Transfer Agent's reasonable discretion, the actions described in (i) and (ii) are not capable of being accomplished on commercially reasonable terms, terminate this Agreement with respect to the affected service or system. Notwithstanding the foregoing, the Transfer Agent shall have no liability or obligation of indemnity for any claim which is based upon a modification of a service or system by anyone other than the Transfer Agent, use of such service or system other than in accordance with the terms of this Agreement, or use of such service or system in combination with other software or hardware not provided by the Transfer Agent if infringement could have been avoided by not using the service or system in combination with such other software or hardware.

  8.3 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent unless the Fund provides its consent or the Transfer Agent waives its right to the indemnity.

9.    Standard of Care/Limitation of Liability

  9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors, including encoding and payment processing errors, unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees or agents. The parties agree that any encoding or payment processing errors shall be governed by this standard of care and Section 4-209 of the Uniform Commercial Code is superseded by Section 9 of this Agreement. The Transfer Agent shall provide the Fund, at such times as the Fund may reasonably require, copies of publicly available reports rendered by independent public accountants on the internal controls and procedures of the Transfer Agent relating to the Services provided by the Transfer Agent under this Agreement.

  9.2 The liability of the Transfer Agent hereunder shall be subject to the limits, if any, set forth on Schedule 3.1 attached hereto, as the same may be amended from time to time by mutual written agreement of the parties.

  9.3 Notwithstanding anything to the contrary contained herein, the omission of an express indemnity in favor of the Fund, as to all matters other than intellectual property infringement, shall in no way be construed so as to limit the legal rights, remedies and/or recourse of the Fund against the Transfer Agent, and the Fund does hereby reserve any and all such rights, remedies and recourse, with respect to any breach by the Transfer Agent of any provision of this Agreement.

10.   Fund Confidential Information

  10.1All Fund Confidential Information (defined below) shall be deemed to be proprietary and the Transfer Agent shall hold all such information confidential and in strict confidence and shall not disclose it to any third party, except to the extent necessary to perform the Services hereunder and then only pursuant to an independent obligation of such third party to maintain the confidentiality of such information on substantially the same terms as set forth herein, unless Proper Instructions to make such disclosure have been given by the Fund. "Fund Confidential Information" shall mean any information obtained by or on behalf of the Transfer Agent from, or disclosed to the Transfer Agent or its representatives by, the Fund or any shareholder of the Fund, or created by the Fund that relates to the Fund's past, present or future activities, whether any of such information is in oral or printed form or on any computer disks, computer tapes, or other electronic or magnetic formats, including, without limitation, (i) non-public personal information, financial statements and financial data concerning shareowners, (ii) investments and transactions of and by shareowners,
      (iii) shareowner related information, (iv) any communications with shareowners (including, without limitation, tape recorded conversations) in connection with the provision of the services or which results from the provision of the services and (v) any and all Fund-related policies and procedures, including but not limited to monitoring techniques, related to the discouragement of frequent trading and other undesirable practices. Under no circumstances shall the Transfer Agent's Proprietary Information be deemed to be Fund Confidential Information.

  10.2Fund Confidential Information shall not include all or any portion of any of the foregoing items that: (i) is Transfer Agent Proprietary Information, or (ii) is independently developed by the Transfer Agent without reference to information provided by the Fund. With respect to exception (ii), the burden shall be on the Transfer Agent to demonstrate, through appropriate documentation, the applicability of such exception.

  10.3Section 10.1 shall not restrict any disclosure required to be made by Applicable Law, except that (i) in case of any requests or demands for the inspection of Fund Confidential Information that arise from persons other than authorized officers of the Fund, the Transfer Agent will (other than standard requests (i.e. divorce and criminal actions) pursuant to subpoenas of state or federal government authorities) promptly notify the Fund and secure instructions from an authorized officer of the Fund as to such inspection and (ii) the Transfer Agent shall promptly notify an authorized officer of the Fund in writing of any and all legal actions received by or served on the Transfer Agent with respect to the Fund, and shall use its best efforts to promptly notify the Fund of all contacts and/or correspondence received by the Transfer Agent from any regulatory department or agency or other governmental authority purporting to regulate the Fund and not the Transfer Agent, regarding the Transfer Agent's duties and activities performed in connection with this Agreement, and will cooperate with the Fund in responding to such legal actions, contacts and/or correspondence. Notwithstanding the restrictions on Fund Confidential Information described herein, when required by law, court order or regulatory authority, the Transfer Agent will disclose such Fund Confidential Information as it deems reasonable and appropriate when required to do so by law, court order or regulatory authority. The Fund and the Transfer Agent will agree on reasonable procedures regarding such required disclosure and the Transfer Agent will make every reasonable effort to notify the Fund of requests for such information by the Securities and Exchange Commission or any other federal or State regulatory agencies prior to the release of such records.

  10.4The Transfer Agent shall maintain reasonable safeguards for maintaining in confidence any and all Fund Confidential Information. The Transfer Agent shall not, at any time, use any such Fund Confidential Information for any purpose other than as specifically authorized by this Agreement, or in writing by the Fund.

  10.5Upon termination of this Agreement, or as otherwise requested by the Fund, all Fund Confidential Information held by, or on behalf of, the Transfer Agent shall, at the expense of the affected Fund, be promptly returned to the Fund, or an authorized officer of the Transfer Agent will certify to the Fund in writing that all such information has been destroyed. Sections 3.2, 3.4 and 3.6 of this Agreement shall survive any termination of this Agreement for so long as any such expenses referenced in this Section 10.5 remains outstanding.

10.6 The Transfer Agent acknowledges that its obligation to protect the Fund's Confidential Information is essential to the business interest of the Fund and that the disclosure of such information in breach of this Agreement may cause the Fund immediate, substantial and irreparable harm, the value of which would be difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Fund Confidential Information in breach of this Agreement, the Fund shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

11. Covenants of the Fund and the Transfer Agent

  11.1The Fund shall promptly furnish to the Transfer Agent the following:

      (a) A certified copy of the resolution of the Board of the Fund authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement;

(b) A copy of the organizational documents of the Fund and all material amendments thereto; and

(c) Copies of or access to properties, personnel, books and records, (including tax records), contracts, and documents necessary for the Transfer Agent to perform its duties hereunder.

  11.2The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

11.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

  11.4The Transfer Agent maintains, and covenants that during the Term hereof it shall continue to maintain, fidelity bond coverage concerning larceny and embezzlement and an insurance policy with respect to directors and officers errors and omissions coverage in such amounts, and with such carriers, as are reasonably acceptable to the Fund in light of the Transfer Agent's duties and responsibilities hereunder. Upon the request of the Funds, the Transfer Agent shall provide evidence that such coverage is in place. The Transfer Agent shall, promptly upon the receipt of any such notice by any applicable carrier, notify the Fund should its insurance coverage with respect to professional liability or errors and omissions coverage be canceled. Such notification shall include the date of cancellation and the reasons therefor.

11.5 Notwithstanding anything to the contrary contained in Section 15.3, the Transfer Agent shall maintain at a location other than its normal location appropriate redundant facilities for operational back up in the event of a power failure, disaster or other interruption. The Transfer Agent shall continuously back up Fund records, and shall store the back up in a secure manner at a location other than its normal location, so that, in the event of a power failure, disaster or other interruption at such normal location, the Fund records, will be maintained intact and will enable the Transfer Agent to perform under this Agreement. The Transfer Agent will maintain a comprehensive business continuity plan and will provide an executive summary of such plan upon reasonable request of the Fund. The Transfer Agent will test the adequacy of its business continuity plan at least annually and upon request, the Fund may participate in such test. Following such test, upon request by the Fund, the Transfer Agent will provide the Fund with a letter assessing the most recent business continuity test results. In the event of a business disruption that materially impacts the Transfer Agent's provision of services under this Agreement, the Transfer Agent will notify the Fund of the disruption and the steps being implemented under the business continuity plan.

11.6 The Transfer Agent shall provide the Fund, at such times as the Fund may reasonably require, (i) copies of publicly available reports rendered by independent public accountants on the internal controls and procedures of the Transfer Agent relating to the Services provided by the Transfer Agent under this Agreement, (ii) access to the procedures used to perform the testing described in such reports and (iii) access to the audit teams preparing any such reports or performing any such testing.

12.   Termination of Agreement

12.1 Term. The initial term of this Agreement shall be five (5) years from the date first stated above (the "Initial Term") unless terminated pursuant to the provisions of this Section 12. Unless a party gives written notice to the other party ninety (90) days before the expiration of the Initial Term or any Renewal Term, this Agreement will renew automatically from year to year (each such year-to-year renewal term a "Renewal Term"; collectively, the Initial Term and any Renewal Term shall hereafter be referred to as the "Term"). One-hundred twenty (120) days before the expiration of the Initial Term or a Renewal Term the parties to this Agreement will agree upon a Fee Schedule for the upcoming Renewal Term. Otherwise, the fees shall be increased pursuant to Section 3.5 of this Agreement. Notwithstanding the termination or non-renewal of this Agreement, the terms and conditions of this Agreement shall continue to apply until the completion of Deconversion (defined below).

  12.2Deconversion. In the event that this Agreement is terminated or not renewed, the Transfer Agent agrees that, in order to provide for uninterrupted service to the Fund, the Transfer Agent shall, at the Fund's request, offer reasonable assistance to the Fund in converting, within a reasonable time frame agreed to by the parties, the Fund's records from the Transfer Agent's systems to whatever services or systems are designated by the Fund (the "Deconversion") (subject to the recompense of the Transfer Agent for such assistance at their standard rates and fees in effect at the time). As used herein "reasonable assistance" and "transitional assistance" shall not include requiring the Transfer Agent
      (i) to assist any new service or system provider to modify, to alter, to enhance, or to improve such provider's system, or to provide any new functionality to such provider's system, (ii) to disclose any protected information of the Transfer Agent, except to the extent necessary to effectuate such Deconversion and then, only pursuant to a written confidentiality agreement executed between the Transfer Agent and the new service provider, or (iii) to develop Deconversion software, to modify any of the Transfer Agent's software, or to otherwise alter the format of the data as maintained on any provider's systems.

  12.3Early Termination. Notwithstanding anything contained in this Agreement to the contrary, should the Fund desire to move any of its services provided by the Transfer Agent hereunder to a successor service provider prior to the expiration of the Initial Term or then current Renewal Term, the Transfer Agent shall make a good faith effort to facilitate the conversion on such prior date; provided, however that, except for a transfer following a termination pursuant to Sections 12.6 or 12.7, there can be no guarantee or assurance that the Transfer Agent will be able to facilitate a conversion of services on such prior date. In connection with the foregoing, should services be converted to a successor service provider, other than following a termination pursuant to Sections 12.6 or 12.7, or if the Fund's assets are merged or purchased or the like with or by another entity which does not utilize the services of the Transfer Agent, then the Fund will pay to the Transfer Agent an amount equal to twelve
      (12) months of the Transfer Agent's fees immediately preceding the receipt of the termination notice, plus, during the Initial Term only, the dollar amount of the Transfer Agent's start up costs for the initial conversion and implementation of the Fund, which amount shall be reduced by 1/60 during each month of the Initial Term during which this Agreement is in effect. The payment of one-half of all fees owing to the Transfer Agent under this Section 12.3 shall be paid on or before the business day immediately prior to the conversion or termination of services, with the balance being due immediately upon conversion.

  12.4Confidential Information. Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under Applicable Law.

  12.5Unpaid Invoices. The Transfer Agent may terminate this Agreement thirty
      (30) days after notice to the Fund and its administrator that an invoice has remained outstanding for more than sixty (60) days, except with respect to any amount subject to a good faith dispute within the meaning of Section 3.4 of this Agreement.

  12.6Bankruptcy. This Agreement shall terminate, (a) by notice by the notifying party in the event that the other party ceases to carry on its business or
      (b) immediately, without further action by a party, in the event that an action is commenced by or against the other party under Title 11 of the United States Code or a receiver, conservator or similar officer is appointed for the other party and such suit, conservatorship or receivership is not discharged within thirty (30) days.

  12.7Cause. If either of the parties hereto is in default in the performance of its duties or obligations hereunder, and such default has a material effect on the other party, then the non-defaulting party may give notice to the defaulting party specifying the nature of the default in sufficient detail to permit the defaulting party to identify and cure such default. If the defaulting party fails to cure such default within thirty (30) days of receipt of such notice, or within such longer period of time as the parties may agree is necessary for such cure, then the non-defaulting party may terminate this Agreement upon notice of not less than five (5) days to the defaulting party.

13.   Assignment and Third Party Beneficiaries

  13.1Except as provided in Section 14.1 below, neither this Agreement nor any rights or obligations hereunder may be assigned or subcontracted by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

  13.2Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Fund. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

  13.3This Agreement does not constitute an agreement for a partnership or joint venture between the Transfer Agent and the Fund. Other than as provided in
      Section 14.1, neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

14.   Subcontractors

14.1 The Transfer Agent may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("Boston Financial") which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a Boston Financial subsidiary duly registered as a transfer agent or (iii) a Boston Financial affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of Boston Financial or its subsidiary or affiliate as it is for its own acts and omissions and provided further, however, that any such subsidiary or affiliate shall perform any and all services so subcontracted within the borders of the United States.

14.1 Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

15.   Miscellaneous

15.1 Amendment. This Agreement may be amended or modified by a written agreement executed by all parties hereto and authorized or approved by a resolution of the Board of the Fund.

15.2 Massachusetts Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

15.3 Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes; provided, however, that nothing in this Section 15.3 shall be deemed to relieve Transfer Agent of its obligations under Section 11.3.

15.4 Consequential Damages. Neither party to this Agreement shall be liable to the other party for special, indirect or consequential damages under any provision of this Agreement or for any special, indirect or consequential damages arising out of any act or failure to act hereunder. For purposes of this Agreement, any cost of reprocessing transactions, of compensating Shareholders for losses of interest, and/or reimbursement for fund dilution, in any case resulting from the processing of trades at an incorrect NAV shall be deemed to be actual damages and not special, indirect or consequential damages subject to the limitation contained in this Section 15.4.

15.5 Survival. All provisions regarding indemnification, warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

15.6 Severability. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

15.7 Priorities Clause. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

15.8 Waiver. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

15.9 Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

15.10 Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15.11 Reproduction of Documents. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

15.12

Notices. All notices and other communications as required or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

            (a) If to the Transfer Agent, to: State Street Bank and Trust Company c/o Boston Financial Data Services, Inc. 2 Heritage Drive, 4th Floor North Quincy, MA 02171 Attn: Terry Metzger

            (b) If to the Fund, to: [Name of Fund] 5800 Corporate Drive Pittsburgh, Pennsylvania 15237 Attention: President

                  With a copy to:
                  Federated Investors, Inc.
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222
                  Attention: General Counsel


16.   Additional Funds

      In the event that the Fund establishes one or more series of Shares, in addition to those listed on the attached Schedule A, with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

17. Limitation of Liability of Trustees and Shareholders of the Fund

      The execution and delivery of this Agreement have been authorized by the Board of the Fund and signed by an authorized officer of such Fund, acting as such, and neither such authorization by the Board nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the members of the Board of the Fund, but bind only the property of the Fund as provided in, as applicable, the Fund's articles of incorporation or declaration of trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.


STATE STREET BANK AND               By each of the Federated Funds
TRUST COMPANY                       set forth on Exhibit A

By:  /s/ Joseph L. Hooley           By:  /s/ J. Christopher Donahue
   ---------------------------         ---------------------------------
Name:  Joseph L. Hooley             Name:  J. Christopher Donahue
Title:  Executive Vice President                                  Title:
President

                                      - 29
 -
                                                                       EXHIBIT A

                                    EXHIBIT A

                                 FEDERATED FUNDS

Exhibit is filed separately, quarterly.

                                    EXHIBIT B

                                     FORM OF
                 UNCERTIFICATED SECURITIES CONTROL AGREEMENT


This Uncertificated Securities Control Agreement (this "Agreement") dated as of __________, 200_ among __________________, a ______________ corporation
("Debtor"), ____________________ ("Secured Party"), and Boston Financial Data Services, Inc., a Massachusetts corporation (the "Transfer Agent").
            WHEREAS, Debtor owns shares in __________________ (the "Issuer"), which for internal record keeping are designated as being held in account number ____________ (the "Account"). The shares in the Issuer are uncertificated securities and shares owned from time to time by Debtor in the Issuer are and will be registered in the name of Debtor on the books and records of Issuer maintained with the Transfer Agent.

            WHEREAS, Secured Party has entered into a Credit Agreement with Debtor (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

            WHEREAS, Debtor and the Secured Party have entered into a Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"), in which inter alia, Debtor has granted to Secured Party a security interest in the shares in the Issuer held from time to time by Debtor (the "Pledged Shares").

            WHEREAS, Secured Party, Debtor and the Transfer Agent, on behalf of the Issuer, are entering into this Agreement to provide for the control of the Pledged Shares and to perfect the security interest of Secured Party in the Pledged Shares owned by Debtor from time to time.

            NOW THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.  The Pledged Shares.  Attached hereto as Exhibit A is the
                                                    ---------
[Confirmation statement][Account statement] dated ______________, 200_, provided to Debtor confirming Debtor's [purchase/ownership] of the Pledged Shares.

            Section 2. No Redemptions. Transfer Agent shall neither accept nor comply with any instructions from Debtor redeeming any Pledged Shares nor deliver any proceeds from any such redemption to Debtor following Confirmation (as hereinafter defined) of receipt of a Notice of Exclusive Control (as hereinafter defined) from Secured Party unless Secured Party shall have withdrawn such notice in writing.

            Section 3. Priority of Lien. Transfer Agent consents to the granting of the security interest in the Pledged Shares. Transfer Agent will not agree with any third party that Transfer Agent will comply with instructions concerning the Pledged Shares originated by such third party without the prior written consent of Secured Party and Debtor.

            Section 4. Indemnification of the Issuer and Transfer Agent. Debtor hereby agrees that Debtor and its successors and assigns shall at all times indemnify and save harmless Issuer and Transfer Agent from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of Transfer Agent with the terms hereof, except to the extent that such arises from Transfer Agent's gross negligence, willful misconduct or bad faith, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same. Secured Party hereby agrees that Secured Party and its successors and assigns shall at all times indemnify and save harmless Issuer and Transfer Agent from and against any and all claims, actions and suits of others arising out of the execution by Transfer Agent of any instructions initiated by Secured Party with respect to the Account and/or the Pledged Shares, including any actions taken in response to a Notice of Exclusive Control, except to the extent that such arises from Transfer Agent's gross negligence, willful misconduct or bad faith, and from and against any and all liabilities, losses, damages, costs, chargers, counsel fees and other expenses of every nature and character arising by reason of the same.

            Section 5. Control. Transfer Agent will comply with instructions originated by Secured Party concerning the Pledged Shares without further consent by Debtor. Except as otherwise provided in Section 2 above, Transfer Agent shall redeem the Pledged Shares at the instruction of Debtor, or its authorized representatives, and comply with instructions concerning purchases of additional shares, which will become Pledged Shares, received from Debtor, or its authorized representatives, until such time as Transfer Agent receives from Secured Party (as determined by reference to Section 16 hereof) a written notice in the form of Exhibit B hereto to Transfer Agent which states that Secured Party is exercising exclusive control over the Pledged Shares. Such notice is referred to herein as the "Notice of Exclusive Control." After Transfer Agent receives a Notice of Exclusive Control (as determined by reference to Section 16 hereof), Transfer Agent will re-register the Pledged Shares in the name of the Secured Party, and will cease complying with all instructions concerning the Pledged Shares originated by Debtor or its representatives, until Transfer Agent shall have received a written notice in the form of Exhibit C hereto, after which Transfer Agent will again register the Pledged Shares in the name of Debtor and may once again comply with all instructions concerning the Pledged Shares originated by Debtor or its representatives.

            Section 6. Statements, Confirmations and Notices of Adverse Claims. Transfer Agent will send copies of all monthly statements and daily confirmations concerning the Pledged Shares simultaneously to each of Debtor and Secured Party at the addresses set forth in Section 16 of this Agreement. If any person asserts any lien, encumbrance or adverse claim against any of the Pledged Shares, Transfer Agent will promptly notify Secured Party and Debtor thereof.

            Section 7. Responsibility of Transfer Agent. Transfer Agent shall have no responsibility or liability to Secured Party for redeeming Pledged Shares at the instruction of Debtor, or its authorized representatives, or complying with instructions in accordance with Section 5 above concerning the Pledged Shares from Debtor, or its authorized representatives, which are received by Transfer Agent before Transfer Agent issues a Confirmation of a Notice of Exclusive Control. Transfer Agent shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with instructions concerning the Pledged Shares originated by Secured Party. Transfer Agent shall have no duty to investigate or make any determination as to whether the conditions for the issuance of a Notice of Exclusive Control contained in any agreement between Debtor and Secured Party have occurred. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Issuer or Transfer Agent other than those expressly set forth herein.

            Section 8. Tax Reporting. All items of income and gain recognized on the Pledged Shares shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Debtor.

            Section 9. Customer Application; Jurisdiction. This Agreement supplements the conventional account establishment documents between Transfer Agent or Issuer on the one hand, and Debtor on the other hand (the "Customer Application"). Regardless of any provision in the Customer Application, the Commonwealth of Massachusetts shall be deemed to be Issuer's jurisdiction for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Pledged Shares.

            Section 10. Termination. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Pledged Shares, are powers coupled with an interest and will neither be affected by the bankruptcy or insolvency of Debtor nor by the lapse of time. The obligations of Transfer Agent under Sections 2, 3, 5 and 6 above shall continue in effect until the security interest of Secured Party in the Pledged Shares has been terminated pursuant to the terms of the Security Agreement and Secured Party has notified Transfer Agent of such termination in writing or all Pledged Shares shall have been redeemed by the Secured Party. Upon receipt of such notice, the obligations of Transfer Agent under Sections 2, 3, 5 and 6 above shall terminate, Secured Party shall have no further right to originate instructions concerning the Pledged Shares and Transfer Agent may take such steps as Debtor may request to vest full ownership and control of the Pledged Shares in Debtor, including, but not limited to, transferring all of the Pledged Shares to Debtor or its designee.

            Section 11. This Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder (including the Customer Application) set forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

            Section 12. Amendments. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

            Section 13. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

            Section 14. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or assigns.

            Section 15. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

            Section 16. Notices. Except with respect to any Notice of Exclusive Control, each other notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and electronic confirmation of error-free receipt is received or (iii) two days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid. With respect to a Notice of Exclusive Control, the Secured Party shall be required to telephone the Transfer Agent, at the telephone number set forth below, in advance of the delivery of any such Notice of Exclusive Control, which telephone call shall be promptly followed in writing by a Notice of Exclusive Control sent by facsimile to the Transfer Agent at the facsimile number set forth below. Such Notice of Exclusive Control shall not be deemed to have been received by the Transfer Agent or Issuer for any purpose hereunder, including but not limited to Section 5, unless and until the Transfer Agent provides a written confirmation of receipt, specifically acknowledging that the Notice of Exclusive Control has been received and acted upon by the Transfer Agent (hereinafter, a "Confirmation"). In the event that the Secured Party shall not have received such Confirmation within ten minutes following delivery of a Notice of Exclusive Control, Secured Party must telephone the Transfer Agent in order to determine the status of such Confirmation.

            Secured Party:

                        =======================
                        -----------------------
                           Attention: _______________
                            Telephone: ______________
                           Facsimile: _______________


            Debtor:

                        =======================
                        -----------------------
                           Attention: _______________
                            Telephone: ______________
                           Facsimile: _______________

            Transfer Agent:

                        Boston Financial Data Services, Inc.
                        2 Heritage Drive
                        North Quincy, MA  02171
                        Attention: _______________
                        Telephone: ______________
                        Facsimile: _______________

Any party may change its address for notices in the manner set forth above.

            Section 17. Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile), all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

            Section 18. Choice of Law. The validity, terms, performance and enforcement of this Agreement shall be governed by the laws of the [State/Commonwealth] of [Issuer's jurisdiction of incorporation].

            Section 19. Representations by Transfer Agent. The Transfer Agent hereby represents and warrants to the Secured Party that (a) it is duly authorized to execute and deliver this Agreement on behalf of the Issuer and (b) this Agreement shall constitute the legal, valid and binding obligation of the Issuer enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                                            , as Secured Party
------------------------------------------------------------

                                    By:
                                       ---------------------------------
                                         Duly Authorized Signatory



                                                            , as Debtor
------------------------------------------------------------

                                    By:
                                       ---------------------------------
                                          Title:
                                                ------------------------



                                    Boston Financial Data Services, Inc., as
                                    Transfer Agent

                                    By:
                                       ---------------------------------
                                    Title:
                                          ------------------------------

                                    Exhibit A

                         Confirmation/Account Statement

                               EXHIBIT B - PAGE 2

                                    Exhibit B
                       Form of Notice of Exclusive Control

                                                       __________, 200__
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA  02171
Attention: _______________

Ladies and Gentlemen:
            Reference is made to the Uncertificated Securities Control Agreement, dated as of _______, 200_ ( the "Control Agreement"), among ______________ ("Debtor"), _____________________, as Secured Party (the "Secured
Party") and Boston Financial Data Services, Inc. ("Transfer Agent"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Control Agreement.

            Confirming our telephone conversation of a few minutes ago and pursuant to the terms of the Control Agreement, Transfer Agent is hereby directed to accept instructions or otherwise take or refrain from taking action with respect to the Pledged Shares only as directed by the Secured Party unless and until a Revocation Notice has been delivered to Transfer Agent by the Secured Party. The Secured Party hereby directs Transfer Agent to cease complying with any instructions concerning the Pledged Shares originated by Debtor or its representatives.

                                Very truly yours,

                                                           , as  Secured
                                 Party


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:

                                    Exhibit C

                            Form of Revocation Letter
                                                             ____________, 200__
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA  02171
Attention: _______________

Ladies and Gentlemen:
                  Reference is hereby made to the Uncertificated Securities Control Agreement, dated as of ___________, 200_ (the "Control Agreement"), among _______________ ("Debtor"), _________________________, as Secured Party
(the "Secured Party") and Boston Financial Data Services, Inc. ("Transfer Agent"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Control Agreement.

                  Please be advised that the Notice of Exclusive Control dated ___________, 200__ is hereby revoked and that Transfer Agent may once again comply, subject to the terms and conditions of the Control Agreement, with instructions concerning the Pledged Shares originated by Debtor or its representatives unless and until Transfer Agent receives a Notice of Exclusive Control dated after the date hereof from the Secured Party.

                                    Very truly yours,
                                                         , as Secured Party
---------------------------------------------------------

                                    By:
                                       ---------------------
                                      Name:
                                     Title:

                                  SCHEDULE 2.1

                             SERVICE LEVEL STANDARDS



                                  See attached

                                 SCHEDULE 2.2(f)

                                 AML DELEGATION
                               DATED: July 1, 2004

1.    Delegation.  In  connection  with  the  enactment  of  the  Uniting  and
      -----------
      Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and the regulations promulgated thereunder, (collectively, the "USA PATRIOT Act"), the Fund
                                                   ---------------
      has developed and implemented a written anti-money laundering program (the "AML Program"), which is designed to satisfy the requirements of
            ------------
      the USA PATRIOT Act. Under the USA PATRIOT Act, a mutual fund can elect to delegate certain duties with respect to the implementation and operation of its AML Program to a service provider, including its transfer agent. The Fund is desirous of having the Transfer Agent perform certain delegated duties pursuant to the AML Program and the Transfer Agent desires to accept such delegation. Transfer Agent acknowledges and agrees that, because the Fund remains responsible for assuring compliance with the USA PATRIOT Act and the AML Program, the Transfer Agent shall provide such information and reports to the Fund's designated compliance officer as may from time to time be reasonably requested by the Fund and, in addition, shall provide such compliance officer with notice of any contact by any regulatory authority.

2.    Limitation  on  Delegation.  The Fund  acknowledges  and agrees  that in
      --------------------------
      accepting the delegation hereunder, the Transfer Agent is agreeing to perform only those duties that have been expressly delegated on this
      Schedule  2.2(f) (the "Delegated  Duties"),  as may be amended from time
                             -----------------
      to time, and is not undertaking and shall not be responsible for any other aspect of the AML Program or for the overall compliance by the Fund with the USA PATRIOT Act or for any other matters that have not been delegated hereunder. Additionally, the parties acknowledge and agree that the Transfer Agent shall only be responsible for performing the Delegated Duties with respect to the ownership of, and transactions in, shares in the Fund for which the Transfer Agent maintains the applicable shareholder information.

3.    Consent  to  Examination.  In  connection  with the  performance  by the
      -------------------------
      Transfer Agent of the Delegated Duties, the Transfer Agent understands and acknowledges that the Fund remains responsible for assuring compliance with the USA PATRIOT Act and that the records the Transfer Agent maintains for the Fund relating to the AML Program may be subject, from time to time, to examination and/or inspection by federal regulators in order that the regulators may evaluate such compliance. The Transfer Agent hereby consents to such examination and/or inspection and agrees to cooperate with such federal examiners in connection with their review. For purposes of such examination and/or inspection, the Transfer Agent will use its best efforts to make available, during normal business hours and on reasonable notice all required records and information for review by such examiners.

4.    Delegated Duties

4.1 With respect to the beneficial ownership of, and transactions in, shares in the Fund for which the Transfer Agent maintains the applicable shareholder information, the Transfer Agent shall:

                                 SCHEDULE 2.2(f)

                                   AML DELEGATION
                                   (continued)

      (a) Submit all new account and registration maintenance transactions through the Office of Foreign Assets Control ("OFAC") database and such other lists or databases of trade restricted individuals or entities as may be required from time to time by applicable regulatory authorities.

      (b) Submit special payee checks through the OFAC database.

      (c) Review redemption transactions that occur within thirty (30) days of account establishment or maintenance.

      (d) Review wires sent pursuant to banking instructions other than those on file with the Transfer Agent.

      (e) Review accounts with small balances followed by large purchases.

      (f) Review accounts with frequent activity within a specified date range followed by a large redemption.

      (g) On a daily basis, review purchase and redemption activity per tax identification number ("TIN") within the Funds to determine if activity for that TIN exceeded the $100,000 threshold on any given day.

      (h) Compare all new accounts and registration maintenance through the Known Offenders database and notify the Fund of any match.

      (i) Monitor and track cash equivalents under $10,000 for a rolling twelve-month period and file IRS Form 8300 and issue the shareholder notices required by the IRS.

      (j) Determine when a suspicious activity report ("SAR") should be filed as required by regulations applicable to mutual funds; prepare and file the SAR. Provide the Fund with a copy of the SAR within a reasonable time after filing; notify the Fund if any further communication is received from U.S. Department of the Treasury or other law enforcement agencies regarding the SAR.

      (k) Compare account information to any FinCEN request received by the Fund and provided to the Transfer Agent pursuant to the USA PATRIOT Act Sec. 314(a). Provide the Fund with documents/information necessary to respond to requests under USA PATRIOT Act Sec. 314(a) within required time frames.

      (l) Verify the identity of any person seeking to open an account with the Fund, (ii) Maintain records of the information used to verify the person's identity and (iii) Determine whether the person appears on any lists of known or suspected terrorists or terrorists organizations provided to the Fund by any government agency.

  4.2 In the event that the Transfer Agent detects suspicious activity as a result of the foregoing procedures, which necessitates the filing by the Transfer Agent of a suspicious activity report, a Form 8300 or other similar report or notice to OFAC, then the Transfer Agent shall also immediately notify the Fund, unless prohibited by Applicable Law.

                                 SCHEDULE 2.2(g)

                          CHECKWRITING SERVICES SUPPORT


(i) Upon receipt of checkwriting signature cards, code the appropriate Shareholder account on Transfer Agent's recordkeeping systems for checkwriting services, order appropriate checkbook products through MICR's online checkbook ordering system, and process the signature card, including manually inserting the fourteen-digit account number for such Shareholder on each such signature card, scanning such signature card into the Automated Work Distributor system ("AWD") and sending the original signature card to United Missouri Bank, N.A. ("UMB") for safekeeping;

(ii) Utilize UMB's UNITEPlus system for daily settlement with UMB of checks presented against a Shareholder's account, transmitting the aggregate settlement amount for all check presentments on each business day on which UMB is open for business, less the amount of any check presentments rejected from the prior business day;

(iii) Utilize UMB's systems for review of accounts and processing of items rejected by UMB;

(iv) In accordance with Proper Instructions, place stop payment orders on specified checks utilizing the online systems of UMB;

(v) Provide information to UMB, on each business day, as to the current collected balance in specified Shareholder accounts;

(vi) With respect to checks that are rejected by UMB for reasons other than insufficient Shareholder account balance, perform the following services each business day, as applicable:

      (A) For checks with faulty MICR encoding, incorrect formatting (1) perform a search of the Fund's records, maintained on Transfer Agent's recordkeeping systems, for open Shareholder accounts matching the available identifying Shareholder information on such check and (x) if no corresponding Shareholder account can be located, generate and send a report of such item to UMB, (y) if a corresponding Shareholder account can be located and the account of the Shareholder has a sufficient balance against which to process such check, instruct UMB to pay such check and
      (z) if a corresponding Shareholder account can be located and the account of the Shareholder does not have a sufficient balance against which to process such check, instruct UMB to return such check to the Shareholder,
      (2) review each item to determine the cause of the rejection and perform the following additional steps (x) if the cause was incorrect formatting or faulty MICR data, and the shareholder utilized a third party vendor or software platform, inform the Shareholder of the problem and advise the Shareholder to destroy remaining check stock, and, if requested by the Shareholder, order a new checkbook for such Shareholder and (y) if the cause was due to a check being written by a Shareholder against a Fund that no longer offers checkwriting privileges, inform the client of the problem and advise the client to destroy remaining check stock.

      (B) For checks that are reported as duplicate check entries, (1) if the check can be viewed on UMB's on-line system, view the check on-line in order to determine whether they are duplicative and (x) if not duplicative, confirm whether the Shareholder's account has a sufficient balance to honor the check and, if so, instruct UMB to pay the check, (y) if not duplicative, confirm whether the Shareholder's account has a sufficient balance to honor the check and, if not, instruct UMB to reject the check, and (z) if duplicative, instruct UMB to reject the check, and
      (2) if the check cannot be viewed on UMB's on-line systems, contact the financial intermediary through which the Shareholder is transacting, if applicable, or the Shareholder if no financial intermediary is involved, and verify whether the potentially duplicative check is legitimate and (x) if verified to be legitimate by either such means, instruct UMB to pay such check and manually deduct the amount of such check from the Shareholder's account for settlement with UMB on the next business day,
      (y) if the Shareholder or financial intermediary indicates that the check is forged or fraudulent, instruct UMB to reject the check and report the matter to the risk management function within Federated Services Company and (z) if the Shareholder or financial intermediary cannot be contacted, present the check for further review.

(vii) With respect to checks that are rejected by UMB for reasons of insufficient Shareholder account balance ("NSF Checks"), perform the following services each business day, as applicable:

      (A) With respect to NSF Checks written by Shareholders whose accounts are maintained (x) by a broker/dealer that has executed an indemnity in favor of Transfer Agent in form and substance satisfactory to Transfer Agent ("Brokers") and (y) by Federated Securities Corp. ("FSC"):

            (1) Compile a daily list of NSF Checks, sorted by Broker name (including FSC, as applicable), and transmit such list to the respective Broker (including FSC, as applicable);

            (2) Accept instructions from such Brokers (including FSC, as applicable) until 12:30 p.m. (Eastern) on each business day as to the disposition of each such NSF Check (the "Pay or Bounce Instructions");

            (3) Transmit all Pay or Bounce Instructions received by 12:30 p.m. (Eastern) on such business day to UMB by 1:00 p.m. (Eastern) on such business day;

            (4) Create a same day wire purchase, or perform a current day transfer or exchange, in accordance with instructions specified in each Pay or Bounce Instruction (the "Deficit True-Up Transaction"), and post this information to the "Trade Pending" status information field on Transfer Agent's recordkeeping systems;

            (5) Confirm settlement of each Deficit True-Up Transaction (either receipt of wire or processing of transfer or exchange);

            (6) Create a checkwriting redemption against the "Trade Pending" status information field on the Transfer Agent's recordkeeping systems; and

            (7) In the event that an additional checkwriting check is presented against a Shareholder account on the date an NSF Check for such Shareholder and with respect to which the Pay or Bounce Instruction has already been given, submit a "Resubmittal" report to the applicable Broker (including FSC, as applicable), indicating the new Shareholder account balance after giving effect to the prior Pay or Bounce Instruction.

      (B) With respect to NSF Checks written by Shareholders whose accounts are maintained by a broker/dealer that has not executed an indemnity in favor of Transfer Agent, instruct UMB to bounce or reject such NSF Check.

                                 SCHEDULE 2.2(h)

                 DEBIT CARD SERVICES/ACH TRANSACTIONS SUPPORT


  (A) Debit Card Services.

      (i) Upon receipt of applications for debit card services, code the appropriate Shareholder account on Transfer Agent's recordkeeping systems for debit card services and process the application, including manually inserting the fourteen-digit account number for such Shareholder on the application, scanning such application into the AWD and sending a copy of the application to UMB;

      (ii) Utilize UMB's UNITEPlus system for daily settlement with UMB of debit card transactions presented against a Shareholder's account, transmitting the aggregate settlement amount for all such presentments on each business day on which UMB is open for business;

      (iii) Utilize UMB's systems for review of accounts and processing of items rejected by UMB;

      (iv) Review daily reject reports from UMB and make any and all necessary adjustments to Shareholder accounts.

  (B) Automated Clearing House System ("ACH") Transactions. Transfer Agent will provide the following services in support of ACH transactions:

      (i) Utilize UMB's UNITEPlus system for daily settlement with UMB of ACH transactions presented against a Shareholder's account, transmitting the aggregate settlement amount for all ACH transactions on each business day on which UMB is open for business, less the amount of any ACH transactions rejected from the prior business day; and

      (iii) Utilize UMB's systems for review of accounts and processing of ACH transaction items rejected by UMB.

      It is recognized that there are electronic alternatives to traditional paper checks, including those transactions processed through the ACH. The settlements referred to in (B)(I) and (B)(ii) of this Schedule 2.2(h), together with any such electronic checks processed as ACH transactions, will be included in daily settlement amounts communicated between Transfer Agent and UMB under Schedule 2.2(g), and processing of these transactions will otherwise be handled according to the terms of such Schedule 2.2(g).

                                  SCHEDULE 2.4

                                FUNCTIONAL MATRIX



                                  See attached

                                  SCHEDULE 3.1

                                      FEES

      Effective                As set forth in Section 3.5 of the Agreement to
                               which this Schedule is attached.

  Limitation on Liability: In accordance with the provisions of Section 9.2 of the Agreement to which this Schedule 3.1 is attached, the parties hereto agree that there shall be no limitations on the liability of the Transfer Agent under the Agreement.

  Under and pursuant to the provisions of Section 3.1 of the Agreement to which this Schedule is attached, the parties agree that the Fees for the services to be provided under such Agreement shall be as follows:

                               FIRST AMENDMENT TO
                      TRANSFER AGENCY AND SERVICE AGREEMENT

      THIS FIRST AMENDMENT TO TRANSFER AGENCY AND SERVICE AGREEMENT (the "Amendment") between each of the Federated Funds set forth on Exhibit A of the Original Agreement (the "Funds") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Transfer Agent") is made and entered into as of the 10th day of October, 2005.

                             W I T N E S S E T H

      WHEREAS, the Funds and the Transfer Agent are parties to that certain Transfer Agency and Service Agreement dated as of July 1, 2004 (the "Original Agreement");

      WHEREAS, the Funds and the Transfer Agent wish to amend the Original Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Schedule 3.1. The first footnote in Schedule 3.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                  1. For all new CUSIPs, the "Per CUSIP Fee" shall be waived for the first six (6) months after a new CUSIP is established.

      2. Original Agreement. All references in the Original Agreement to the "Agreement" shall be deemed to be references to the Original Agreement, as amended hereby.

      3. Capitalized Terms. Terms used as defined terms herein, which are not otherwise defined herein, shall have the meanings ascribed thereto in the Original Agreement, as amended hereby.

      4. No Other Amendments. Except as expressly amended hereby, the Original Agreement shall continue in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                       By each of the Federated Funds set
                                       forth on Exhibit A of the Original
                                       Agreement

                                       By:  /s/ J. Christopher Donahue
                                          ------------------------------------
                                       Name:  J. Christopher Donahue
                                       Title:  President

                                       STATE STREET BANK AND TRUST COMPANY

                                       By:  /s/ Joseph L. Hooley
                                          ------------------------
                                       Name:  Joseph L. Hooley
                                       Title:  Executive Vice President

                                    SCHEDULE 3.2

                               OUT-OF-POCKET EXPENSES

The Fund shall be responsible for its portion (either based upon actual usage where such usage can be definitively determined or on an equitably allocated basis where all Funds enjoy the same benefits) of expenses incurred by the Transfer Agent for the benefit of the Funds and/or the shareholders of the Funds, including but not limited to the following: (a) All shareholder recordkeeping system charges and expenses, including charges for the maintenance and/or storage of shareholder records, trading information, programming charges and other shareholder trading and lookup enhancements, including DST's TA 2000 system, FANWeb, Vision, as in existence on the date hereof, together with such changes as may be agreed to in writing by the Fund from time to time during the Term, (b) all costs and expenses for typesetting, printing, processing, coalating and mailing (including postage and/or courier charges) of documents, legally required to be delivered to shareholders, that the Transfer Agent is required to deliver hereunder or that have been requested by shareholders, (c) costs and expenses related to the provision of customer services to shareholders in the Trusts and/or financial intermediaries, including but not limited to phone line charges, datacom charges, facsimile line charges, (d) membership fees, per CUSIP fees, and costs and expenses charged by the National Securities Clearing Corporation with respect to trades placed and/or cleared through such systems, (e) per transaction expenses incurred in connection with wires, ACH transactions, checkwriting transactions and availability, debit card transactions and availability, check processing, and escheatment, (f) costs and expenses associated with printing, mailing, production and replacement of checkbooks for shareholders electing checkwriting services, (g) costs and expenses incurred at the specific direction of the Funds or required by a regulatory organization and other out-of-pocket expenses deemed to be properly payable by the Fund administrator's treasury department, (h) professional services costs and expenses associated with the performance of the annual SAS70 of the Transfer Agent and such other audits, compliance checks and other professional services required by the Funds to be performed with respect to the Transfer Agent, and (i) costs of shareholder servicing enhancements, enhancements specific to trading with a particular financial intermediary with the purpose of increasing assets in or promoting efficiency in the trading with a given Fund, systems automation costs and expenses that promote increases in shareholder servicing and/or processing efficiency or that cause a net reduction in overall fund expenses.


            Schedule A to the Transfer Agent and Service Agreement
                  dated July 1, 2004 (revised as of 3/1/06)

---------------------------------------------------------------------------------------------------
Effective     Investment Company Name                    Fund Name              Share Fund
  Date                                                                          Class Numbers
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liberty U.S. Government Money       A     2
                                            Market Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Capital Preservation Fund          Capital Preservation Fund           ISP   4
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Fund         IS    5
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Equity Fund A     6
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liquid Cash Trust                   N/A   7
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Pennsylvania Municipal Cash Trust   SS    8
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           IS    9
         Securities Fund: 1-3 Years         Securities Fund: 1-3 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Obligations Fund              IS    10
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock and Bond Fund,     Federated Stock and Bond Fund, Inc. A     11
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New York Municipal Cash Trust       SS    12
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Tax-Free Obligations Fund           IS    15
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated GNMA Trust               Federated GNMA Trust                IS    16
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Management Obligations Fund   IS    17
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Federated Master Trust              N/A   18
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock Trust              Federated Stock Trust               N/A   19
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Municipal Securities      A     20
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Government Income        Federated Government Income         F     21
         Securities, Inc.                   Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Connecticut Municipal Cash Trust    SS    23
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Short-Term Municipal     Federated Short-Term Municipal      IS    24
         Trust                              Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Capital Preservation Fund          Capital Preservation Fund           KP    25
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated Global Equity Fund        C     27
         Series, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Arizona Municipal Cash Trust        SS    31
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liberty U.S. Government Money       C     32
                                            Market Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liberty U.S. Government Money       F     33
                                            Market Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Trust             Federated Income Trust              IS    36
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated High Yield Trust         Federated High Yield Trust          N/A   38
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Max-Cap Index Fund        IS    39
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Capital Preservation Fund          Federated Capital Preservation Fund IP    40
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Government Money Trust    N/A   44
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
03/01/05 Federated Core Trust II, L.P.      Market Plus Core Fund               N/A   45
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Government Cash Series              N/A   46
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           IS    47
         Securities Fund: 2-5 Years         Securities Fund: 2-5 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Mid-Cap Growth            A     48
                                            Strategies Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Treasury Cash Series                N/A   49
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Trust for Short-Term US Government  N/A   52
                                            Securities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Cash Management Trust     CII   53
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Federated Short-Term U.S.           N/A   57
                                            Government Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Trust for U.S. Treasury Obligations N/A   59
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Money Market Management             N/A   62
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
06/01/05 Federated Institutional Trust      Federated Intermediate              IS    63
                                            Government/Corporate Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Short-Term Income Fund    IS    65
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Fund             A     66
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Fund             B     67
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Treasury Obligations Fund           IS    68
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Fund             C     70
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Minnesota Municipal Cash Trust      CS    71
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Federated Tax-Free Trust            N/A   73
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Fund             K     74
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Cash Management Trust     SS    75
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Intermediate Municipal Trust       Federated Intermediate Municipal    IS    78
                                            Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           Y     79
         Securities Fund: 1-3 Years         Securities Fund: 1-3 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     California Municipal Cash Trust     SS    80
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Minnesota Municipal Cash Trust      IS    81
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Government Cash Reserves  N/A   82
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government Bond     Federated U.S. Government Bond Fund N/A   86
         Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Massachusetts Municipal Cash Trust  SS    87
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Adjustable Rate          Federated Adjustable Rate           IS    96
         Securities Fund                    Securities Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Core Trust II, L.P.      Emerging Markets Fixed Income Core  N/A   97
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Adjustable Rate          Federated Adjustable Rate           SS    99
         Securities Fund                    Securities Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           SS    100
         Securities Fund: 1-3 Years         Securities Fund: 1-3 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated GNMA Trust               Federated GNMA Trust                SS    101
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Trust             Federated Income Trust              SS    102
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Value Fund  A     103
         Series, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Value Fund  B     104
         Series, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Value Fund  C     105
         Series, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
06/01/05 Federated Institutional Trust      Federated Intermediate              SS    107
                                            Government/Corporate Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Ultrashort Bond Fund      IS    108
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Bond Fund   A     109
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New York Municipal Cash Trust       CII   111
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Core Trust               Federated Government Pool           N/A   112
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New Jersey Municipal Cash Trust     IS    116
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     U.S. Treasury Cash Reserves         IS    125
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Treasury Cash Reserves    N/A   126
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New Jersey Municipal Cash Trust     SS    128
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Government Cash Series              N/A   132
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Treasury Cash Series                N/A   135
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Municipal Cash Series               N/A   137
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Prime Cash Series                   N/A   139
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series II               Treasury Cash Series II             N/A   140
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series II               Municipal Cash Series II            N/A   141
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Michigan Intermediate     A     144
         Income Trust                       Municipal Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Michigan Intermediate     A     145
         Income Trust                       Municipal Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Core Trust               Federated Prime Pool                N/A   146
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Mini-Cap Index Fund       IS    149
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Pennsylvania Municipal Cash Trust   CS    150
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Mid-Cap Index Fund        N/A   151
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Equity Funds             Federated Kaufmann Small Cap Fund   K     154
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Core Trust               Federated Inflation-Protected       N/A   155
                                            Securities Core Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Pool Series      Federated Corporate Bond Strategy   N/A   157
                                            Portfolio
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Short-Term Income Fund    SS    161
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Government Income        Federated Government Income         A     166
         Securities, Inc.                   Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal High Yield     Federated Municipal High Yield      A     167
         Advantage Fund, Inc.               Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Government Income        Federated Government Income         B     168
         Securities, Inc.                   Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal High Yield     Federated Municipal High Yield      B     170
         Advantage Fund, Inc.               Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Government Income        Federated Government Income         C     171
         Securities, Inc.                   Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Ohio Municipal Cash Trust           SS    174
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Intermediate Government  Federated Intermediate Government   IS    175
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series II               Treasury Cash Series II             N/A   182
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Income Securities Trust  Federated Real Return Bond Fund     A     183
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Income Securities Trust  Federated Real Return Bond Fund     C     184
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Income Securities Trust  Federated Real Return Bond Fund     IS    185
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series II               Municipal Cash Series II            N/A   189
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           SS    192
         Securities Fund: 2-5 Years         Securities Fund: 2-5 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Ohio Municipal Cash Trust           CII   194
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Investment Series Fund,  Federated Bond Fund                 F     198
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Managed Allocation       Federated Balanced Allocation Fund  C     202
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated California Municipal      A     208
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated New York Municipal        A     209
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal High Yield     Federated Municipal High Yield      C     214
         Advantage Fund, Inc.               Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Ultrashort Bond Fund      A     218
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    C     235
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Fund for U.S. Government  C     238
                                            Securities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Equity Fund C     239
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Bond Fund   C     240
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Income Fund, Inc. Federated Equity Income Fund, Inc.  C     241
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated High Income Bond Fund,   Federated High Income Bond Fund,    C     242
         Inc.                               Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Municipal Securities      C     243
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Capital Income Fund       C     244
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Insurance Series         Federated Market Opportunity Fund   N/A   246
                                            II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2035      A     247
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2035      K     248
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2035      IS    249
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated High Income Bond Fund II  N/A   250
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Capital Appreciation      PRIM  252
                                            Fund II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Municipal Ultrashort Fund IS    253
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Municipal Ultrashort Fund A     254
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Market Opportunity Fund   A     257
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Market Opportunity Fund   B     258
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Market Opportunity Fund   C     259
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    F     274
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Limited Term Municipal    A     275
         Securities, Inc.                   Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Limited Term Municipal    F     276
         Securities, Inc.                   Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     California Municipal Cash Trust     CII   280
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Max-Cap Index Fund        SS    281
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Virginia Municipal Cash Trust       IS    286
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Virginia Municipal Cash Trust       SS    287
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    SS    288
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Short-Term Municipal     Federated Short-Term Municipal      SS    289
         Trust                              Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Tax-Free Instruments Trust          SS    295
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Intermediate Corporate    IS    303
                                            Bond Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Income Fund, Inc. Federated Equity Income Fund, Inc.  F     304
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated High Income Bond Fund,   Federated High Income Bond Fund,    A     305
         Inc.                               Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    A     307
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Managed Allocation       Federated Balanced Allocation Fund  A     308
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Fund for U.S. Government  A     309
                                            Securities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal High Yield     Federated Municipal High Yield      F     310
         Advantage Fund, Inc.               Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Pennsylvania Municipal    A     311
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Capital Income Fund       A     312
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Ohio Municipal Income     F     313
         Income Trust                       Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Bond Fund   A     316
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated High Income Bond Fund,   Federated High Income Bond Fund,    A     317
         Inc.                               Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Intermediate Government  Federated Intermediate Government   SS    318
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Alabama Municipal Cash Trust        N/A   319
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     North Carolina Municipal Cash Trust N/A   321
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Large Cap Growth Fund     A     322
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Large Cap Growth Fund     B     323
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Large Cap Growth Fund     C     324
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Income Fund, Inc. Federated Equity Income Fund, Inc.  A     326
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    IS    328
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Prime Money Fund II       N/A   330
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liberty U.S. Government Money       A     331
                                            Market Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    A     332
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Capital Income Fund II    N/A   333
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Fund for U.S. Government  N/A   334
                                            Securities II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated High Income Bond Fund II  N/A   336
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Fund for U.S. Government  A     337
                                            Securities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated American Leaders Fund II  PRIM  338
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Tax-Free Instruments Trust          IV    342
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Equity Fund A     345
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Intermediate Corporate    SS    348
                                            Bond Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Money Market Management             N/A   349
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock and Bond Fund,     Federated Stock and Bond Fund, Inc. A     351
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Conservative Allocation   IS    357
         Portfolios                         Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Municipal Securities      A     358
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Conservative Allocation   SEL   359
         Portfolios                         Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Moderate Allocation Fund  IS    360
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Moderate Allocation Fund  SEL   362
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Tax-Free Instruments Trust          IV    365
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Municipal Cash Series               N/A   369
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Cash Trust Series, Inc             Prime Cash Series                   N/A   372
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock and Bond Fund,     Federated Stock and Bond Fund, Inc. B     373
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Capital Income Fund       F     374
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Growth Allocation Fund    IS    376
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Managed Allocation       Federated Growth Allocation Fund    SEL   377
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Maryland Municipal Cash Trust       N/A   378
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Strategic Income Fund     A     381
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Strategic Income Fund     C     382
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Strategic Income Fund     F     383
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Municipal Securities      A     384
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Fund         SS    395
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Obligations Fund              SS    396
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Tax-Free Obligations Fund           SS    397
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Treasury Obligations Fund           SS    398
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    A     404
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    B     405
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    C     406
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Vermont Municipal Income  A     596
         Income Trust                       Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    B     600
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Fund for U.S. Government  B     601
                                            Securities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Municipal Securities      B     602
         Fund, Inc.                         Fund, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
09/01/05 Federated Managed Allocation       Federated Balanced Allocation Fund  B     603
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Short-Term Income Fund    A     607
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock and Bond Fund,     Federated Stock and Bond Fund, Inc. C     608
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International High        A     609
         Series, Inc.                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International High        B     610
         Series, Inc.                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International High        C     611
         Series, Inc.                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Florida Municipal Cash Trust        IS    625
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Institutional Trust      Federated Government Ultrashort     IS    626
                                            Duration Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Equity Fund B     627
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated International Series,    Federated International Bond Fund   B     628
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Income Fund, Inc. Federated Equity Income Fund, Inc.  B     629
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated High Income Bond Fund,   Federated High Income Bond Fund,    B     630
         Inc.                               Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Capital Income Fund       B     631
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     U.S. Treasury Cash Reserves         SS    632
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Liberty U.S. Government Money       B     634
                                            Market Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated International Equity      N/A   635
                                            Fund II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Tax Managed  IS    636
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Tax Managed  SS    637
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Short-Term Income Fund    Y     638
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Michigan Municipal Cash Trust       SS    640
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Investment Series Fund,  Federated Bond Fund                 A     641
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Investment Series Fund,  Federated Bond Fund                 A     642
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Investment Series Fund,  Federated Bond Fund                 C     643
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Pennsylvania Municipal Cash Trust   IS    644
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Government  Federated Total Return Government   IS    647
         Bond Fund                          Bond Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Government  Federated Total Return Government   SS    648
         Bond Fund                          Bond Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Mid-Cap Growth            B     649
                                            Strategies Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Mid-Cap Growth            C     650
                                            Strategies Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Georgia Municipal Cash Trust        N/A   651
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Fixed Income             Federated Strategic Income Fund     B     652
         Securities, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Mid-Cap Growth            N/A   654
                                            Strategies Fund II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Federated Equity Funds             Federated Strategic Value Fund      A     661
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Federated Equity Funds             Federated Strategic Value Fund      IS    662
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Federated Equity Funds             Federated Strategic Value Fund      C     663
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Capital Appreciation Fund A     674
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Capital Appreciation Fund B     675
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Capital Appreciation Fund C     676
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Mid-Cap Growth            A     677
                                            Strategies Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Small       A     695
         Series, Inc.                       Company Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Small       B     696
         Series, Inc.                       Company Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Small       C     697
         Series, Inc.                       Company Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Florida Municipal Cash Trust        CII   698
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Obligations Fund              TR    700
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Treasury Obligations Fund           TR    702
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Fund         TR    703
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
03/01/05 Federated Core Trust II, L.P.      Market Plus Core Fund               N/A   720
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2015      A     721
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2015      K     722
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2015      IS    723
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated New York Municipal        B     738
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Intermediate Municipal Trust       Federated Intermediate Municipal    Y     739
                                            Trust
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Pool Series      Federated International Bond        N/A   742
                                            Strategy Portfolio
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Pool Series      Federated Mortgage Strategy         N/A   743
                                            Portfolio
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Pool Series      Federated High-Yield Strategy       N/A   744
                                            Portfolio
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Small Cap Fund   A     757
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Small Cap Fund   B     758
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Kaufmann Small Cap Fund   C     759
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     California Municipal Cash Trust     IS    800
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Ohio Municipal Cash Trust           IS    801
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Michigan Municipal Cash Trust       IS    802
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Management Obligations Fund   IC    803
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Management Obligations Fund   SS    804
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Government Obligations Fund         IC    805
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Money Market Obligations Trust     Federated Capital Reserves Fund     N/A   806
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Money Market Obligations Trust     Federated Government Reserves Fund  N/A   807
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/04 Money Market Obligations Trust     Federated Municipal Trust           N/A   808
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     California Municipal Cash Trust     IC    809
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     California Municipal Cash Trust     CS    810
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Connecticut Municipal Cash Trust    CS    811
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Florida Municipal Cash Trust        CS    815
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Massachusetts Municipal Cash Trust  CS    823
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New Jersey Municipal Cash Trust     CS    824
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New York Municipal Cash Trust       IS    825
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Equity Income Fund II     N/A   834
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Mortgage Fund             IS    835
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Mortgage Fund             SS    837
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Ultrashort Bond Fund      SS    838
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated Pennsylvania Municipal    B     842
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Cash Obligations Fund         IS    851
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Municipal Obligations Fund          IS    852
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Value Obligations Fund        IS    853
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Cash Obligations Fund         SS    854
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Municipal Obligations Fund          SS    855
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Value Obligations Fund        SS    856
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Cash Obligations Fund         IC    857
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Municipal Obligations Fund          IC    858
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Prime Value Obligations Fund        IC    859
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Automated Cash Management Trust     CII   860
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New York Municipal Cash Trust       SS    861
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Treasury Obligations Fund           IC    862
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Capital     A     863
         Series, Inc.                       Appreciation Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Capital     B     864
         Series, Inc.                       Appreciation Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated World Investment         Federated International Capital     C     865
         Series, Inc.                       Appreciation Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Max-Cap Index Fund        C     867
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Mini-Cap Index Fund       C     868
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated California Municipal      B     870
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Core Trust               High-Yield Bond Portfolio           N/A   871
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     New York Municipal Cash Trust       CS    878
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Muni and Stock Advantage  A     887
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Muni and Stock Advantage  B     888
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Income Securities Trust  Federated Muni and Stock Advantage  C     889
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Core Trust II, L.P.      Capital Appreciation Core Fund      N/A   890
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Institutional Trust      Federated Government Ultrashort     A     891
                                            Duration Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Capital Appreciation Fund K     892
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Total Return Series,     Federated Total Return Bond Fund    K     893
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Stock and Bond Fund,     Federated Stock and Bond Fund, Inc. K     894
         Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Index Trust              Federated Max-Cap Index Fund        K     895
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated U.S. Government          Federated U.S. Government           K     896
         Securities Fund: 2-5 Years         Securities Fund: 2-5 Years
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated American Leaders Fund,   Federated American Leaders Fund,    K     897
         Inc                                Inc
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Virginia Municipal Cash Trust       CS    898
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Institutional Trust      Federated Institutional High Yield  IS    900
                                            Bond Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Money Market Obligations Trust     Massachusetts Municipal Cash Trust  SS    902
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2025      A     916
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2025      K     917
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
12/01/05 Federated Managed Allocation       Federated Target ETF Fund 2025      IS    918
         Portfolios
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Quality Bond Fund II      PRIM  921
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Capital Appreciation      SERV  928
                                            Fund II
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Quality Bond Fund II      SERV  929
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Core Trust               Federated Mortgage Core Portfolio   N/A   938
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Municipal Securities     Federated North Carolina Municipal  A     950
         Income Trust                       Income Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated American Leaders Fund II  SERV  952
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Kaufmann Fund II          PRIM  953
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Insurance Series         Federated Kaufmann Fund II          SERV  957
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Technology Fund           A     965
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Technology Fund           B     966
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Equity Funds             Federated Technology Fund           C     967
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
07/01/04 Federated Institutional Trust      Federated Government Ultrashort     SS    969
                                            Duration Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
03/01/06 Federated Income Securities Trust  Federated Fixed Income Opportunity  A
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
03/01/06 Federated Income Securities Trust  Federated Fixed Income Opportunity  C
                                            Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         State Street Bank and Trust
         Company
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         By:   /s/ James L. Hooley
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         Name:   James L. Hooley
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         Title:  Executive Vice President
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         By each of the Federated Funds set forth on Schedule A
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         By:  /s/ J. Christopher Donahue
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         Name:  J. Christopher Donahue
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         Title:   President
---------------------------------------------------------------------------------------------------